Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

Insight Enterprises, Inc. Reports ThirD QUARTER

2021 results

TEMPE, AZ – November 4, 2021 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported financial results for the quarter ended September 30, 2021.  Highlights include:

•	Net sales increased 26% year over year to $2.45 billion
•	Gross profit increased 19% year over year to $364.5 million
•	Earnings from operations increased 35% to $83.2 million and was 3.4% of net sales
•	Adjusted earnings from operations increased 30% to $93.5 million and was 3.8% of net sales
•	Diluted earnings per share of $1.51 increased 37% year over year
•	Adjusted diluted earnings per share of $1.87 increased 36% year over year

In the third quarter of 2021, net sales increased 26%, year over year. Gross profit increased 19% while gross margin contracted 100 basis points compared to the third quarter of 2020.  Earnings from operations of $83.2 million increased 35% compared to $61.5 million in the third quarter of 2020.  Adjusted earnings from operations of $93.5 million increased 30% compared to $71.8 million in the third quarter of 2020.  Diluted earnings per share for the quarter were $1.51, up 37%, year over year, and adjusted diluted earnings per share were $1.87, up 36% year over year.

“During the third quarter we delivered a double digit increase in adjusted earnings from operations, up 30% compared to last year’s third quarter.  Significant top line growth was driven by hardware net sales, which were up 36% compared to prior year,” stated Ken Lamneck, President and Chief Executive Officer.  “We exited the third quarter with elevated hardware backlog above levels at the start of the quarter. We expect about 50% of this backlog will ship in Q4 this year.  We are pleased to see the pipeline for future sales continue to build to healthy levels into 2022,” stated Lamneck.

KEY HIGHLIGHTS

•	Consolidated net sales for the third quarter of 2021 of $2.45 billion increased 26%, year over year, when compared to the third quarter of 2020.
•	Net sales in North America increased 30%, year over year, to $2.02 billion;
•	Net sales in EMEA increased 12%, year over year, to $381.4 million; and
•	Net sales in APAC increased 25%, year over year, to $46.2 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales were up 25%, year over year, with growth in net sales in North America, EMEA and APAC of 29%, 7% and 21%, respectively, year over year.

•	Consolidated gross profit increased to $364.5 million, an increase of 19% compared to the third quarter of 2020, with consolidated gross margin contracting 100 basis points to 14.9% of net sales.
•	Gross profit in North America increased 20%, year over year, to $296.0 million (14.7% gross margin);
•	Gross profit in EMEA increased 10%, year over year, to $55.4 million (14.5% gross margin); and
•	Gross profit in APAC increased 30%, year over year, to $13.1 million (28.4% gross margin).

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit was up 17%, year over year, with gross profit growth in North America, EMEA and APAC of 19%, 6% and 26%, respectively, year over year.

•	Consolidated earnings from operations increased 35% compared to the third quarter of 2020 to $83.2 million, or 3.4% of net sales.
•	Earnings from operations in North America increased 37%, year over year, to $74.3 million, or 3.7% of net sales;
•	Earnings from operations in EMEA increased 3%, year over year, to $5.0 million, or 1.3% of net sales; and
•	Earnings from operations in APAC increased 63%, year over year, to $3.9 million, or 8.4% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations were up 33%, year over year, with increased earnings from operations in North America and APAC of 45% and 56%, respectively, year over year, and a decline in EMEA of 2%, year to year.

•	Adjusted earnings from operations increased 30% compared to the third quarter of 2020 to $93.5 million, or 3.8% of net sales.
•	Adjusted earnings from operations in North America increased 31%, year over year, to $83.6 million, or 4.1% of net sales;
•	Adjusted earnings from operations in EMEA increased 8%, year over year, to $5.9 million, or 1.5% of net sales; and
•	Adjusted earnings from operations in APAC increased 59%, year over year, to $4.0 million, or 8.7% of net sales.
•	Consolidated net earnings and diluted earnings per share for the third quarter of 2021 were $55.5 million and $1.51, respectively, at an effective tax rate of 25.4%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the third quarter of 2021 were $65.7 million and $1.87, respectively.

In discussing financial results for the three and nine months ended September 30, 2021 and 2020 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to them as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

guidance

For the full year 2021, the Company now expects to deliver low double digit net sales growth over the prior year, and Adjusted diluted earnings per share is now expected to be between $7.00 and $7.10.

This outlook assumes

•	interest expense between $25 million and $28 million;
•	an effective tax rate of 25% to 26% for the full year 2021;
•	capital expenditures of $65 to $75 million, including the build out of our new corporate headquarters; and
•	an average share count for the full year of 35.5 million shares.

This outlook excludes acquisition-related intangibles amortization expense of approximately $32 million and the non-cash convertible debt discount and issuance costs, reported as part of interest expense, of approximately $12 million and assumes no acquisition-related or severance and restructuring expenses.  Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and Adjusted selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and Adjusted selling and administrative expenses.  Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2021 forecast.

Conference Call and Webcast

The Company will host a conference call and live web cast today at 9:00 a.m. ET to discuss third quarter 2021 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To access the live conference call, please register in advance using this event link.  Upon registering, participants will receive dial-in information via email, as well as a unique registrant ID, event passcode, and detailed instructions regarding how to join the call.

Use of NON-GAAP Financial Measures

The non-GAAP financial measures are referred to as “Adjusted”.  Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) amortization of intangible assets, and (iv) the tax effects of each of these items, as applicable. Adjusted net earnings and Adjusted diluted earnings per share also exclude amortization of debt discount and issuance costs associated with the issuance of the Company’s convertible senior notes due 2025. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company’s average stock price for the third quarter of 2021 was in excess of $68.32, which is the initial conversion price of the convertible senior notes.  Adjusted EBITDA adds back (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangibles, (v) non-cash stock based compensation (vi) severance and restructuring expenses and (vii) certain acquisition and integration related expenses. Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) impairment of construction in progress, (iv) loss on sale of property, (v) litigation settlement proceeds, and (vi) the tax effects of each of these items, as applicable.

These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Financial Summary Table

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	change	2021	2020	change
Insight Enterprises, Inc.
Net sales:
Products	$2,124,239	$1,661,568	28%	$5,906,437	$5,182,817	14%
Services	$323,282	$274,910	18%	$963,653	$866,447	11%
Total net sales	$2,447,521	$1,936,478	26%	$6,870,090	$6,049,264	14%
Gross profit	$364,545	$307,563	19%	$1,062,702	$957,288	11%
Gross margin	14.9%	15.9%	(100 bps)	15.5%	15.8%	(30 bps)
Selling and administrative expenses	$278,998	$245,155	14%	$827,275	$756,598	9%
Severance and restructuring expenses	$2,396	$808	> 100%	$(3,217)	$9,962	(> 100%)
Acquisition and integration related expenses	$—	$118	*	$—	$2,195	*
Earnings from operations	$83,151	$61,482	35%	$238,644	$188,533	27%
Net earnings	$55,483	$38,906	43%	$157,212	$119,252	32%
Diluted earnings per share	$1.51	$1.10	37%	$4.27	$3.37	27%

North America
Net sales:
Products	$1,756,775	$1,334,970	32%	$4,675,581	$4,078,791	15%
Services	$263,101	$223,198	18%	$758,705	$692,905	9%
Total net sales	$2,019,876	$1,558,168	30%	$5,434,286	$4,771,696	14%
Gross profit	$295,982	$247,168	20%	$828,368	$748,992	11%
Gross margin	14.7%	15.9%	(120 bps)	15.2%	15.7%	(50 bps)
Selling and administrative expenses	$219,714	$192,033	14%	$640,420	$590,549	8%
Severance and restructuring expenses	$1,999	$773	> 100%	$(4,361)	$7,799	(> 100%)
Acquisition and integration related expenses	$—	$118	*	$—	$1,991	*
Earnings from operations	$74,269	$54,244	37%	$192,309	$148,653	29%

Sales Mix			**			**
Hardware	70%	66%	38%	68%	67%	16%
Software	17%	20%	10%	18%	19%	9%
Services	13%	14%	18%	14%	14%	9%
	100%	100%	30%	100%	100%	14%

EMEA
Net sales:
Products	$339,513	$303,986	12%	$1,125,299	$1,020,073	10%
Services	$41,935	$37,294	12%	$152,359	$132,110	15%
Total net sales	$381,448	$341,280	12%	$1,277,658	$1,152,183	11%
Gross profit	$55,447	$50,300	10%	$195,011	$177,254	10%
Gross margin	14.5%	14.7%	(20 bps)	15.3%	15.4%	(10 bps)
Selling and administrative expenses	$50,062	$45,438	10%	$159,466	$143,859	11%
Severance and restructuring expenses	$397	$19	> 100%	$1,135	$2,118	(46%)
Acquisition and integration related expenses	$—	$—	*	$—	$204	*
Earnings from operations	$4,988	$4,843	3%	$34,410	$31,073	11%

Sales Mix			**			**
Hardware	42%	41%	16%	41%	41%	13%
Software	47%	48%	8%	47%	48%	8%
Services	11%	11%	12%	12%	11%	15%
	100%	100%	12%	100%	100%	11%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Financial Summary Table (continued)

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	change	2021	2020	change
APAC
Net sales:
Products	$27,951	$22,612	24%	$105,557	$83,953	26%
Services	$18,246	$14,418	27%	$52,589	$41,432	27%
Total net sales	$46,197	$37,030	25%	$158,146	$125,385	26%
Gross profit	$13,116	$10,095	30%	$39,323	$31,042	27%
Gross margin	28.4%	27.3%	110 bps	24.9%	24.8%	10 bps
Selling and administrative expenses	$9,222	$7,684	20%	$27,389	$22,190	23%
Severance and restructuring expenses	$—	$16	*	$9	$45	(80%)
Earnings from operations	$3,894	$2,395	63%	$11,925	$8,807	35%

Sales Mix			**			**
Hardware	29%	17%	> 100%	22%	17%	66%
Software	31%	44%	(11%)	45%	50%	12%
Services	40%	39%	27%	33%	33%	27%
	100%	100%	25%	100%	100%	26%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Forward-Looking Information

Certain statements in this release and the related conference call, web cast and presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including those related to our future responses to and the potential impact of coronavirus strain COVID-19 (“COVID-19”) on our Company, the Company’s future financial performance and results of operations, including net sales growth, Adjusted diluted earnings per share, Adjusted selling and administrative expenses, the Company’s anticipated effective tax rate, capital expenditures, expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations regarding current supply constraints pipeline, and shipment of backlog, future trends in the IT market, including due to COVID-19, our business strategy and our strategic initiatives, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements include, but are not limited to, the following, which are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020:

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;
•

the Company’s reliance on partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and in the requirements year over year;

•

the duration and severity of the COVID-19 pandemic and its effects on the Company’s business, results of operations and financial condition, as well as the widespread outbreak of any other illnesses or communicable diseases;

•	general economic conditions, economic uncertainties and changes in geopolitical conditions;
•	changes in the IT industry and/or rapid changes in technology;
•	supply constraints for hardware including devices;
•	accounts receivable risks, including increased credit loss experience or extended payment terms with the Company’s clients;
•	the Company’s reliance on independent shipping companies;
•	the risks associated with the Company’s international operations;
•	natural disasters or other adverse occurrences;
•	disruptions in the Company’s IT systems and voice and data networks;
•	cyberattacks or breaches of data privacy and security regulations;
•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names;
•	legal proceedings, including PCM related litigation, client audits and failure to comply with laws and regulations;
•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;
•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•	the Company’s potential to draw down a substantial amount of indebtedness;
•	the conditional conversion feature of the convertible notes, which has been triggered, may adversely affect the Company’s financial condition and operating results;
•	the accounting method for convertible debt securities that may be settled in cash, such as the convertible notes, could have a material effect on the Company’s reported financial results;
•	the Company is subject to counterparty risk with respect to the convertible note hedge transactions;
•	risks associated with the discontinuation of LIBOR as a benchmark rate;
•	increased debt and interest expense and availability of funds under the Company’s financing facilities;
•	possible significant fluctuations in the Company’s future operating results as well as seasonality and variability in customer demands;
•	the Company’s dependence on certain key personnel;
•	risks associated with the integration and operation of acquired businesses, including the achievement of expected synergies and benefits; and
•	future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC.  Any forward-looking statements in this release, the related conference call, webcast and presentation speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

Contact:	Glynis Bryan
Chief Financial Officer
Tel. 480.333.3390
Email glynis.bryan@insight.com

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net sales:
Products	2,124,239	$1,661,568	$5,906,437	$5,182,817
Services	323,282	274,910	963,653	866,447
Total net sales	2,447,521	1,936,478	6,870,090	6,049,264
Costs of goods sold:
Products	1,930,096	1,500,312	5,367,083	4,688,497
Services	152,880	128,603	440,305	403,479
Total costs of goods sold	2,082,976	1,628,915	5,807,388	5,091,976
Gross profit	364,545	307,563	1,062,702	957,288
Operating expenses:
Selling and administrative expenses	278,998	245,155	827,275	756,598
Severance and restructuring expenses, net	2,396	808	(3,217)	9,962
Acquisition and integration related expenses	—	118	—	2,195
Earnings from operations	83,151	61,482	238,644	188,533
Non-operating (income) expense:
Interest expense, net	10,332	9,115	29,884	31,160
Other (income) expense, net	(1,589)	1,301	(855)	836
Earnings before income taxes	74,408	51,066	209,615	156,537
Income tax expense	18,925	12,160	52,403	37,285
Net earnings	$55,483	$38,906	$157,212	$119,252

Net earnings per share:
Basic	$1.59	$1.11	$4.49	$3.40
Diluted	$1.51	$1.10	$4.27	$3.37

Shares used in per share calculations:
Basic	34,855	35,077	35,050	35,123
Diluted	36,745	35,348	36,860	35,418

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$107,350	$128,313
Accounts receivable, net	2,754,153	2,685,448
Inventories	269,471	185,650
Other current assets	192,018	177,039
Total current assets	3,322,992	3,176,450

Property and equipment, net	152,070	146,016
Goodwill	428,637	429,368
Intangible assets, net	223,496	246,915
Other assets	308,183	311,983
	$4,435,378	$4,310,732

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$1,363,325	$1,461,312
Accounts payable – inventory financing facilities	403,094	356,930
Accrued expenses and other current liabilities	379,302	408,117
Current portion of long-term debt	38	1,105
Total current liabilities	2,145,759	2,227,464

Long-term debt	527,499	437,581
Deferred income taxes	37,140	33,209
Other liabilities	276,058	270,049
	2,986,456	2,968,303
Stockholders’ equity:
Preferred stock	—	—
Common stock	349	351
Additional paid-in capital	364,699	364,288
Retained earnings	1,105,557	993,245
Accumulated other comprehensive loss – foreign currency translation adjustments	(21,683)	(15,455)
Total stockholders’ equity	1,448,922	1,342,429
	$4,435,378	$4,310,732

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net earnings	$157,212	$119,252
Adjustments to reconcile net earnings to net cash (used in) provided by operating activities:
Depreciation and amortization	42,151	51,375
Provision for losses on accounts receivable	5,781	8,093
Non-cash stock-based compensation	13,950	11,754
Deferred income taxes	3,374	(2,883)
Amortization of debt discount and issuance costs	12,615	12,091
Other adjustments	(4,753)	4,087
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(85,853)	247,659
(Increase) decrease in inventories	(88,119)	28,002
(Increase) decrease in other assets	(20,844)	19,643
Decrease in accounts payable	(119,525)	(4,842)
Decrease in accrued expenses and other liabilities	(33,777)	(32,137)
Net cash (used in) provided by operating activities	(117,788)	462,094
Cash flows from investing activities:
Proceeds from sale of assets	29,221	14,218
Purchases of property and equipment	(28,011)	(20,688)
Acquisitions, net of cash and cash equivalents acquired	—	(6,405)
Net cash provided by (used in) investing activities	1,210	(12,875)
Cash flows from financing activities:
Borrowings on ABL revolving credit facility	3,167,044	2,111,674
Repayments on ABL revolving credit facility	(3,085,044)	(2,682,562)
Net borrowings under inventory financing facilities	76,422	114,321
Repurchases of treasury stock	(50,000)	(25,000)
Other payments	(9,330)	(7,520)
Net cash provided by (used in) financing activities	99,092	(489,087)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(3,601)	718
Decrease in cash, cash equivalents and restricted cash	(21,087)	(39,150)
Cash, cash equivalents and restricted cash at beginning of period	130,582	116,297
Cash, cash equivalents and restricted cash at end of period	$109,495	$77,147

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$83,151	$61,482	$238,644	$188,533
Amortization of intangible assets	7,988	9,433	24,097	29,555
Other	2,396	926	(3,217)	12,157
Adjusted non-GAAP consolidated EFO	$93,535	$71,841	$259,524	$230,245

GAAP EFO as a percentage of net sales	3.4%	3.1%	3.5%	3.1%
Adjusted non-GAAP EFO as a percentage of net sales	3.8%	3.7%	3.8%	3.8%

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$55,483	$38,906	$157,212	$119,252
Amortization of intangible assets	7,988	9,433	24,097	29,555
Amortization of debt discount and issuance costs	3,049	2,919	9,045	8,636
Other	2,396	926	(3,217)	12,157
Income taxes on non-GAAP adjustments	(3,172)	(3,335)	(7,133)	(12,562)
Adjusted non-GAAP consolidated net earnings	$65,744	$48,849	$180,004	$157,038

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$1.51	$1.10	$4.27	$3.37
Amortization of intangible assets	0.22	0.27	0.65	0.83
Amortization of debt discount and issuance costs	0.08	0.08	0.25	0.24
Other	0.07	0.02	(0.09)	0.34
Income taxes on non-GAAP adjustments	(0.09)	(0.09)	(0.19)	(0.35)
Impact of benefit from note hedge	0.08	—	0.19	—
Adjusted non-GAAP diluted EPS	$1.87	$1.38	$5.08	$4.43

Shares used in diluted EPS calculation	36,745	35,348	36,860	35,418
Impact of benefit from note hedge	(1,509)	—	(1,403)	—
Shares used in Adjusted non-GAAP diluted EPS calculation	35,236	35,348	35,457	35,418

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to NON-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$74,269	$54,244	$192,309	$148,653
Amortization of intangible assets	7,372	8,730	22,229	27,594
Other	1,999	891	(4,361)	9,790
Adjusted non-GAAP EFO from North America segment	$83,640	$63,865	$210,177	$186,037

GAAP EFO as a percentage of net sales	3.7%	3.5%	3.5%	3.1%
Adjusted non-GAAP EFO as a percentage of net sales	4.1%	4.1%	3.9%	3.9%

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$4,988	$4,843	$34,410	$31,073
Amortization of intangible assets	494	585	1,491	1,625
Other	397	19	1,135	2,322
Adjusted non-GAAP EFO from EMEA segment	$5,879	$5,447	$37,036	$35,020

GAAP EFO as a percentage of net sales	1.3%	1.4%	2.7%	2.7%
Adjusted non-GAAP EFO as a percentage of net sales	1.5%	1.6%	2.9%	3.0%

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$3,894	$2,395	$11,925	$8,807
Amortization of intangible assets	122	118	377	336
Other	—	16	9	45
Adjusted non-GAAP EFO from APAC segment	$4,016	$2,529	$12,311	$9,188

GAAP EFO as a percentage of net sales	8.4%	6.5%	7.5%	7.0%
Adjusted non-GAAP EFO as a percentage of net sales	8.7%	6.8%	7.8%	7.3%

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to NON-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Adjusted EBITDA:
GAAP consolidated net earnings	$55,483	$38,906	$157,212	$119,252
Interest expense	10,529	9,186	30,291	31,366
Income tax expense	18,925	12,160	52,403	37,285
Depreciation and amortization of property and equipment	5,665	7,319	18,054	21,820
Amortization of intangible assets	7,988	9,433	24,097	29,555
Non-cash stock-based compensation	4,575	4,513	13,950	11,754
Other	2,396	926	(3,217)	12,157
Adjusted non-GAAP EBITDA	$105,561	$82,443	$292,790	$263,189

GAAP consolidated net earnings as a percentage of net sales	2.3%	2.0%	2.3%	2.0%
Adjusted non-GAAP EBITDA as a percentage of net sales	4.3%	4.3%	4.3%	4.4%

	Twelve Months Ended September 30,
	2021	2020
Adjusted return on invested capital:
GAAP consolidated EFO	$321,679	$255,549
Other	5,917	17,654
Adjusted non-GAAP consolidated EFO*	327,596	273,203
Income tax expense**	85,175	71,033
Adjusted non-GAAP consolidated EFO, net of tax	$242,421	$202,170
Average stockholders’ equity***	$1,367,940	$1,176,754
Average debt***	432,693	636,215
Average cash***	(111,493)	(109,396)
Invested Capital	$1,689,140	$1,703,573

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ****	14.09%	11.10%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) *****	14.35%	11.87%

*

The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation does not exclude amortization of intangible assets.  This calculation remains consistent with the metric utilized in management’s compensation plan.

**	Assumed tax rate of 26.0%.
***	Average of previous five quarters.
****	Computed as GAAP consolidated EFO, net of tax of $83,637 and $66,443 for the twelve months ended September 30, 2021 and 2020, respectively, divided by invested capital.
*****	Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.

- ### -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958